                                                               EXHIBIT 1.1
                             Johnson Controls, Inc.

                         $350,000,000 Medium-Term Notes
                            Due Nine Months or More
                               From Date of Issue

                            Selling Agency Agreement


                                                               February 22, 1995
                                                              New York, New York


Salomon Brothers Inc
Seven World Trade Center
New York, NY  10048

J.P. Morgan Securities Inc.
60 Wall Street
New York, NY  10260

Lehman Brothers
Lehman Brothers Inc.
3 World Financial Center
12th Floor
New York, NY  10285

BA Securities, Inc.
233 South LaSalle Street
17th Floor
Chicago, IL  60697

Ladies and Gentlemen:

          Johnson Controls, Inc., a Wisconsin corporation (the "Company"), confirms its agreement with each of you (including in the case of Lehman Brothers Inc., its affiliate Lehman Government Securities Inc.) with respect to the issue and sale by the Company of up to $350,000,000 aggregate principal amount of its Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be issued under an indenture (the "Indenture") dated as of February 22, 1995 between the Company and Chemical Bank Delaware, as trustee (the "Trustee"). Unless otherwise specifically provided for and set forth in a Pricing Supplement (as defined below), the Notes will be issued in minimum denominations of $1,000 and in denominations exceeding such amount by integral multiples of $1,000, will be issued only in fully registered form and will have the interest rates, maturities and, if applicable, other terms set forth in such Pricing Supplement. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the
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Medium-Term Notes Administrative Procedures attached hereto as Exhibit A (the
"Procedures") (unless a Terms Agreement (as defined in Section 2(b)) modifies or otherwise supersedes such Procedures with respect to the Notes issued pursuant to such Terms Agreement). The Procedures may be amended only by written agreement of the Company and you after notice to, and with the approval of, the Trustee. For the purposes of this Agreement, the term "Agent" shall refer to any of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (collectively, the "Agents"), the term "Purchaser" shall refer to one of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you collectively whether at any time any of you is acting in both such capacities or in either such capacity. In acting under this Agreement, in whatever capacity, each of you is acting individually and not jointly.

                      1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (d) hereof.

                      (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (File Number: 33-57685), including a basic prospectus, which has become effective, for the registration under the Act of $350,000,000 aggregate principal amount of debt securities (the "Securities"), including the Notes. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule or Release. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of prospectus included in such registration statement relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement (each a "Pricing Supplement") specifying the interest rates, maturity dates and, if appropriate, other similar terms of the Notes sold pursuant hereto or the offering thereof.

                      (b) As of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission, as of the date of a Terms Agreement and at the date of delivery by the Company of any Notes sold hereunder


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          (a "Closing Date"), (i) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; (ii) the Registration Statement, as amended as of any such time, did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iii) the Prospectus, as supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by any of you specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                      (c) As of the time any Notes are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

                      (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective


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          Date.  "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                      2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.

                      On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes as principal pursuant to Section 2(b).

                      The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of


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time or permanently, the solicitation of offers to purchase Notes.  Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                      The Company agrees to pay each Agent a commission, on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

                      Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such time and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement is in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent unless (i) such other agent shall have entered into an agreement with the Company containing terms substantially identical (including the commission schedule) to those set forth in this Agreement and
(ii) the Company shall provide to each of the Agents notice of any agent that signs an agreement as provided in the foregoing clause (i).

                      (b) Subject to the terms and conditions stated herein, whenever the Company and any of you determines that the Company shall sell Notes directly to any of you as principal, each such sale of Notes shall be made in accordance with the terms of this Agreement and a supplemental agreement relating to such sale. Each such supplemental agreement (which may be either an oral or written agreement) is herein referred to as a "Terms Agreement". Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the aggregate principal amount of such Notes, the price to be paid to the Company for such Notes, the maturity date of such Notes, the rate at which interest will be paid on such Notes, the dates on which interest will be paid on such Notes and the record date with respect to each such payment of interest, the Closing Date for the purchase of such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of opinions of counsel, certificates from the Company or its officers or a letter from the Company's independent public accountants as described in Section 6(b). Any such Terms Agreement may also specify the period of time referred to in Section 4(m). Any written Terms Agreement may be in the form attached hereto as Exhibit B. The Purchaser's commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company herein





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contained and shall be subject to the terms and conditions herein set forth.

                      Delivery of the certificates for Notes sold to the Purchaser pursuant to a Terms Agreement shall be made not later than the Closing Date agreed to in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Procedures unless otherwise agreed to between the Company and the Purchaser in such Terms Agreement.

                      Unless otherwise agreed to between the Company and the Purchaser in a Terms Agreement, any Note sold to a Purchaser (i) shall be purchased by such Purchaser at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Purchaser at varying prices from time to time or, if set forth in the applicable Terms Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, a Purchaser may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

                      3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

                      4.  Agreements.  The Company agrees with you that:

                      (a) Prior to the termination of the offering of the Notes (including by way of resale by a Purchaser of Notes), the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, interest rates, issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such filing. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b),


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

          (ii) when, prior to termination of any offering of Notes, any amendment of the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                      (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

                      (c) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or


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          15(d) of the Exchange Act and will furnish to each of you copies of such documents. In addition, on or prior to the date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained or to be contained in such announcement. The Company also will furnish to each of you copies of all press releases or announcements furnished to news or wire services and any other material press releases and announcements.
          The Company will immediately notify each of you of (i) any decrease in the rating of the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or (ii) any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating with negative implications, as soon as the Company learns of any such decrease or notice.

                      (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                      (e) The Company will furnish to each of you and your counsel, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

                      (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, however, that the Company shall not be obligated thereby to qualify as a foreign corporation, or to become subject to taxes, in any jurisdiction in which it is not currently so qualified or so subject.

                      (g) The Company shall furnish to each of you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes,


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

          this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as any of you may from time to time and at any time prior to the termination of this Agreement reasonably request.

                      (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement, any Terms Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred in compliance with Section 4(f), the fees and disbursements of the Trustee and the fees of any agency that rates the Notes and (ii) reimburse each of you upon written request for all reasonable out-of-pocket expenses, if any, incurred by you in connection with this Agreement.

                      (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, as though made at and as of such time, and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Notes relating to such acceptance, as though made at and as of such time (it being understood that for purposes of the foregoing affirmation and covenant such representations and warranties shall relate to the Registration Statement and Prospectus as amended or supplemented at each such time). Each such acceptance by the Company of an offer for the purchase of Notes shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the settlement date for the sale of such Notes, after giving effect to the issuance of such Notes, of any other Notes to be issued on or prior to such settlement date and of any other Securities to be issued and sold by the Company on or prior to such settlement date, the aggregate amount of Securities (including any Notes) which have been issued and sold by the Company will not exceed the amount of Securities registered pursuant to the Registration Statement. The Company will inform you promptly upon your request of the aggregate amount of Securities registered under the Registration Statement which remain unsold.


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                      (j)  Each time that the Registration Statement or the
          Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

                      (k) Each time that the Registration Statement or the Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in the reasonable judgment of any of you, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of counsel of the Company reasonably satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to you may furnish each of you with a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).


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


                      (l) Each time that the Registration Statement or the Prospectus is amended or supplemented to include or incorporate amended or supplemental financial information, the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter; provided, however, that, if the Registration Statement or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be reasonably satisfactory in form to each of you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations," the information contained in the updated
          Exhibit 12 to the Registration Statement and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in the reasonable judgment of any of you, such letter should cover other information or changes in specified financial statement line items. The Company shall not be required to comply with the provisions of this Section 4(1) during any period (which may occur from time to time during the term of this Agreement) for which the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes; provided that, during any such period, any Purchaser does not then hold any Notes pursuant to a Terms Agreement. The Company shall be required to comply with the provisions of this Section 4(1) prior to instructing the Agents to resume the solicitation of offers to purchase Notes or prior to entering into a Terms Agreement.

                      (m) During the period, if any, specified (whether orally or in writing) in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company (other than the Notes being sold pursuant to such Terms Agreement).

                      (n) The Company confirms as of the date hereof, and each acceptance by the Company of an offer to purchase Notes will be deemed to be an affirmation, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                      (o) Each time that the Registration Statement or the Prospectus is amended or supplemented by means of the filing of the Company's Quarterly Report on Form 10-Q, the Company shall include with such filing an update to Exhibit 12 to the Registration Statement.

                      5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date, when any supplement to the Prospectus is filed with the Commission and as of each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                      (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.


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

                      (b) The Company shall have furnished to each Agent the opinion of John P. Kennedy, Esq., Vice President, Secretary and General Counsel of the Company, or other counsel reasonably satisfactory to each Agent, dated the Execution Time, to the effect that:


                                  (i) each of the Company and each of its
                      subsidiaries that is a "Significant Subsidiary" of the Company as that term is defined in Regulation S-X of the Commission (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                                  (ii) all the outstanding shares of capital
                      stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                                  (iii) the Company's authorized equity
                      capitalization is as set forth in the Prospectus; and the Notes conform to the description thereof contained in the Prospectus (subject to the insertion in the Notes of the maturity dates, the interest rates and other similar terms thereof which will be described in supplements to the Prospectus as contemplated by the fourth sentence of
                      Section 1(a) of this Agreement);

                                  (iv) the Indenture has been duly authorized,
                      executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                                  (v) to the best knowledge of such counsel,
                      there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                                  (vi) the Registration Statement has become
                      effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been or will be made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement at the Effective Date or at the Execution Time contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                                  (vii) this Agreement has been duly
                      authorized, executed and delivered by the Company;

                                  (viii) no consent, approval, authorization or
                      order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Notes as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                                  (ix) neither the execution and delivery of
                      the Indenture, the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound or any judgment, order, regulation or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                                  (x) no holders of securities of the Company
                      have rights to the registration of such securities under the Registration Statement.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Wisconsin or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph
          (b) include any supplements thereto at the date such opinion is rendered.

                      (c) Each Agent shall have received from Mayer, Brown & Platt (or other counsel satisfactory to the Agents), counsel for the Agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                      (d) The Company shall have furnished to each Agent a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Execution Time, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                                  (i) the representations and warranties of the
                      Company in this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes;

                                  (ii) no stop order suspending the
                      effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                                  (iii) since the date of the most recent
                      financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                      (e) At the Execution Time, Price Waterhouse LLP shall have furnished to each Agent a letter or letters (which may refer to letters previously delivered to the Agents), dated as of the Execution Time, in form and substance satisfactory to the Agents, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                                  (i) in their opinion the audited financial
                      statements, financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                                  (ii) on the basis of a reading of the latest
                      unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                                        (1) any unaudited financial statements
                                  included or incorporated in the Registration
                                  Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                                        (2)  with respect to the period
                                  subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, or such other date mutually agreed upon by the Company and the Agents, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Agents; or

                                        (3) the amounts included in any
                                  unaudited "capsule" information included or incorporated in the Registration Statement and the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Prospectus;

                                  (iii) they have performed certain other
                      specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in the specified Items of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                                  (iv) if unaudited pro forma financial
                      statements are included or incorporated in the Registration Statement and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                      References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                      (f) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

                      If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be cancelled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                      The documents required to be delivered by this Section 5 shall be delivered at the office of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, on the date hereof (or the office of other counsel designated by and satisfactory to the Purchaser).

                      6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of the related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                      (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                      (b) To the extent agreed to between the Company and the Purchaser in a Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 5(d) (except that references to the Prospectus shall be to the Prospectus as supplemented as of the date of such Terms Agreement), (ii) the opinion of John P. Kennedy, Esq., Vice President, Secretary and General Counsel of the Company, or other counsel reasonably satisfactory to the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(b), (iii) the opinion of Mayer, Brown & Platt (or other counsel satisfactory to the Purchaser), counsel for the Purchaser, dated as of the Closing Date, to the effect set forth in Section 5(c), and (iv) letter of Price Waterhouse LLP, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 5(e).

                      (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                      If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and the applicable Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement and required to be delivered to the Purchaser pursuant to the terms hereof and thereof shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be cancelled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                      7. Right of Person Who Agreed to Purchase to Refuse to Purchase. (a) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such

Note if, at the Closing Date therefor, any condition set forth in Section 5 or 6, as applicable, shall not be satisfied.

                      (b) The Company agrees that any person who has agreed to purchase and pay for any Note pursuant to a solicitation by any of the Agents shall have the right to refuse to purchase such Note if, subsequent to the agreement to purchase such Note, any change, condition or development specified in any of Sections 9(b)(i) through (v) shall have occurred (with the judgment of the Agent which presented the offer to purchase such Note being substituted for any judgment of a Purchaser required therein) the effect of which is, in the judgment of the Agent which presented the offer to purchase such Note, so material and adverse as to make it impractical or inadvisable to proceed with the sale and delivery of such Note (it being understood that under no circumstance shall any such Agent have any duty or obligation to the Company or to any such person to exercise the judgment permitted to be exercised under this Section 7(b) and Section 9(b)).

                      8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each of you, the directors, officers, employees and agents of each of you and each person who controls each of you within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus or any preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any of you specifically for inclusion therein and
(ii) such indemnity with respect to the Prospectus or any preliminary Prospectus shall not inure to the benefit of any of you (or any person controlling any of you) from whom the person asserting any such loss, claim or damage or liability purchased the Notes which are the subject thereof (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior the confirmation of the sale of such Notes to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Prospectus or any preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                      (b) Each of you agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to you, but only with reference to written information relating to such of you furnished to the Company by such of you specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which you may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, and under the heading "Plan of Distribution", of the Prospectus Supplement constitute the only information furnished in writing by any of you for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

                      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (provided, however, that the indemnifying party shall not be liable for the fees, costs or expenses of more than one separate counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                      (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each of you agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by each of you from the offering of the Notes from which such Losses arise; provided, however, that in no case shall any of you be responsible for any amount in excess of the commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and each of you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of each of you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by each of you shall be deemed to be equal to the total commissions received by such of you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by such of you if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or any of you. The Company and each of you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any of you within the meaning of the Act or the Exchange Act and each director, officer, employee and agent of any of you shall have the same rights to contribution as you and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                      9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated either by the Company as to any Agent or by any of you insofar as this Agreement relates to any Agent, by giving written notice of such termination to such Agent or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

                      (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for any Note to be purchased thereunder, if prior to such time (i) there shall have occurred, subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which is, in the judgment of the Purchaser, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of such Note, (ii) there shall have been, subsequent to the agreement to purchase such Note, any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating with negative implications,
(iii) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iv) a banking moratorium shall have been declared by either Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Purchaser, impracticable or inadvisable to proceed with the offering or delivery of such Notes as contemplated by the Prospectus (exclusive of any supplement thereto).

                      10. Survival of Certain Provisions. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the directors, officers, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement. The provisions of this Agreement (including without limitation
Section 7 hereof) applicable to any purchase of a Note for which an agreement to purchase exists prior to the termination hereof shall survive any termination of this Agreement. If at the time of termination of this Agreement any Purchaser shall own any Notes with the intention of selling them, the provisions of Section 4 shall remain in effect until such Notes are sold by the Purchaser.

                      11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered, facsimiled or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 5757 North Green Bay Avenue, Milwaukee, Wisconsin 53209, attention of the Secretary.

                      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the directors, officers, employees, agents and controlling persons referred to in Section 8 hereof and, to the extent provided in Section 7, any person who has agreed to purchase Notes, and no other person will have any right or obligation hereunder.

                      13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.


                                        Very truly yours,

                                        Johnson Controls, Inc.


                                        By: /s/ Stephen A. Roell
                                           ---------------------------
                                                 Vice-President

                                        By: /s/ Ben C. M. Bastianen
                                           ---------------------------
                                                   Treasurer


The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

Salomon Brothers Inc


By:
    /s/ Anne Clarke-Wolff
   ------------------------
      Vice President


J.P. Morgan Securities Inc.



By:
    /s/ Raymond Schmitt
   ------------------------
      Vice President

Lehman Brothers
Lehman Brothers Inc.


By:
    /s/ Herbert McDade
   ------------------------
      Managing Director


BA Securities, Inc.


By:
    /s/ James J. Baldino
   ------------------------
      Managing Director

                                   SCHEDULE I


Commissions:

                      The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold on an agency basis by such Agent:

                   Term                                                               Commission Rate
                   ----                                                               ---------------
More than nine months to less than twelve months                                             .125%

Twelve months to less than eighteen months                                                   .150

Eighteen months to less than two years                                                       .200

Two years to less than three years                                                           .250

Three years to less than four years                                                          .350

Four years to less than five years                                                           .450

Five years to less than six years                                                            .500

Six years to less than seven years                                                           .550

Seven years to less than ten years                                                           .600

Ten years to less than fifteen years                                                         .625

Fifteen years to less than twenty years                                                      .700

Twenty years to and including thirty years                                                   .750

Thirty years or more                                                                  Negotiated at the
                                                                                      Time of Sale

         Unless otherwise specified in the applicable Terms Agreement, the discount or commission payable to a Purchaser shall be determined on the basis of the commission schedule set forth above.

Address for Notice to you:

                 Notices to Salomon Brothers Inc shall be directed to it at Seven World Trade Center, New York, NY 10048, Attention of the Medium-Term Note Department.

                 Notices to J.P. Morgan Securities Inc. shall be directed to it at 60 Wall Street, New York, NY 10260, Attention of the Medium- Term Note Department.

                 Notices to Lehman Brothers, Lehman Brothers Inc. shall be directed to it at 3 World Financial Center, 12th Floor, New York, NY 10285, Attention of the Medium-Term Note Deparment.

                 Notices to BA Securities, Inc. shall be directed to it at 233 South LaSalle Street, 17th Floor, Chicago, IL 60697, Attention of Corporate Bond Syndicate Desk and Andrew J. McCarthy, Managing Director.

                                                                       EXHIBIT A


                             JOHNSON CONTROLS, INC.

                   Medium-Term Note Administrative Procedures
                               February 22, 1995


                 The Medium-Term Notes, Series C, Due Nine Months or More from Date of Issue (the "Notes") of Johnson Controls, Inc. (the "Company") are to be offered on a continuing basis. Salomon Brothers Inc, J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. and BA Securities, Inc., as agents (each an "Agent"), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between the Company and the agents named therein (including the Agents) dated the date hereof (the "Agency Agreement"). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Notes will be issued under an Indenture dated as of February 22, 1995 (the "Indenture"), between the Company and Chemical Bank Delaware, as trustee (the "Trustee").

                 The Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between the Company and such Agent acting as principal.

                 Each Note will be represented by either a Global Security (as defined hereinafter) delivered to Chemical Bank ("Chemical"), as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). Only Notes denominated and payable in U.S. dollars may be issued as Book-Entry Notes. An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

                 The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by the Company are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding orders to purchase Notes and the details of their delivery.

                 Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture, DTC's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indenture, DTC's operating requirements and the Agency Agreement shall control.

                                     PART I

                         Administrative Procedures for
                                Book-Entry Notes

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, Chemical Bank ("Chemical") will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and Chemical to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between Chemical and DTC and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

Issuance:                            On any date of settlement (as defined
                                     under "Settlement" below) for one or more
                                     Book-Entry Notes, the
                                     Company will issue a single global
                                     security in fully registered form without coupons (a "Global Security") representing up to $150,000,000 principal amount of all such Book-Entry Notes that have the same original issue date, original issue discount provisions, if any, Interest
                                     Payment Dates, Regular Record Dates,
                                     Interest Payment Period, redemption,
                                     repayment and extension provisions, if
                                     any, Maturity Date, and, in the case of
                                     Fixed Rate Notes, interest rate, or, in
                                     the case of Floating Rate Notes, initial interest rate, Base Rate, Index Maturity,
                                     Interest Reset Period, Interest Reset
                                     Dates, Spread or Spread Multiplier, if
                                     any, minimum interest rate, if any, and
                                     maximum interest rate, if any
                                     (collectively, the "Terms").  Each Global
                                     Security will be dated and issued as of
                                     the date of its authentication by the
                                     Trustee. Each Global Security will bear an original issue date, which will be (i) with respect to an original Global
                                     Security (or any portion thereof), the
                                     original issue date specified in such
                                     Global Security and (ii) following a
                                     consolidation of Global Securities, with respect to the Global Security resulting from such consolidation, the most recent
                                     Interest Payment Date to which interest
                                     has been paid or duly provided for on the predecessor Global Securities, regardless of the date of authentication of such resulting Global Security. No Global

                                     Security will represent (i) both Fixed
                                     Rate and Floating Rate Book-Entry Notes or
                                     (ii) any Certificated Note.

Identification                       The Company has arranged with the
Numbers:                             CUSIP Service Bureau of Standard & Poor's
                                     Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing
                                     Book-Entry Notes and book-entry
                                     medium-term notes issued by the
                                     Company with other series designations.
                                     Chemical, the Company and DTC have
                                     obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities.
                                     Chemical will notify the Company at any
                                     time when fewer than 100 of the reserved
                                     CUSIP numbers remain unassigned to Global
                                     Securities, and, if it deems necessary , the Company will reserve additional CUSIP numbers for assignment to Global
                                     Securities.  Upon obtaining such
                                     additional CUSIP numbers, the Company
                                     shall deliver a list of such additional
                                     CUSIP numbers to Chemical and DTC.

Registration:                        Global Securities will be issued only in
                                     fully registered form without coupons.
                                     Each Global Security will be registered
                                     in the name of CEDE & CO., as nominee for
                                     DTC, on the securities register for the
                                     Notes maintained under the Indenture.
                                     The beneficial owner of a Book-Entry Note
                                     (or one or more indirect participants in
                                     DTC designated by such owner) will
                                     designate one or more participants in DTC
                                     (with respect to such Book-Entry Note,
                                     the "Participants") to     act as agent or
                                     agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such

                                     Book-Entry Note in the account of such
                                     Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC; provided, however, so long as DTC is the registered owner of a Note, DTC will be the sole owner and holder of the Book-Entry Note represented by such Global Security for all purposes under the Indenture.

Transfers:                           Transfers of a Book-Entry Note will be
                                     accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                           Chemical may deliver to DTC and the CUSIP
                                     Service Bureau at any time a written
                                     notice of consolidation (a copy of which shall be attached to the resulting Global
                                     Security described below) specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date or
                                     (B) Floating Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest
                                     Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global
                                     Security and (iii) a new CUSIP number,
                                     obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including Chemical) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, Chemical will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                                     Securities to be exchanged will no longer be valid. On the specified exchange date, Chemical will exchange such Global
                                     Securities for a single Global Security
                                     bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service
                                     Bureau procedures, be cancelled and not
                                     immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $150,000,000 in aggregate principal amount, one Global
                                     Security will be authenticated and issued to represent each $150,000,000 of principal amount of the exchanged Global
                                     Securities and an additional Global
                                     Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see
                                     "Denominations" below).

Maturities:                          Each Book-Entry Note will mature on a date
                                     not less than nine months after the
                                     original issue date for such Note.  A
                                     Floating Rate Book-Entry Note will mature only on an Interest Payment Date for such Note.

Denominations:                       Book-Entry Notes will be issued in
                                     principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $150,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $150,000,000 would, but for the preceding sentence, be represented by a single Global
                                     Security, then one Global Security will be authenticated and issued to represent each $150,000,000 principal amount of such
                                     Book-Entry Note or Notes and an additional
                                     Global Security will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes.
                                     In such a case, each of the Global
                                     Securities representing such Book-Entry
                                     Note or Notes shall be assigned the same
                                     CUSIP number.

Interest:                            General.  Interest, if any, on each
                                     Book-Entry Note will accrue from the
                                     Original Issue Date for the first
                                     interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global
                                     Security representing such Book-Entry
                                     Note, and will be calculated and paid in the manner described in such Book-Entry
                                     Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Floating Rate Book-Entry
                                     Notes which reset daily or weekly,
                                     interest payments will include accrued
                                     interest to but excluding the Regular
                                     Record Date immediately preceding the
                                     Interest Payment Date) or to but excluding
                                     Maturity (other than a Maturity of a Fixed
                                     Rate Book-Entry Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month. Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such
                                     Note is payable.  Standard & Poor's
                                     Corporation will use the information
                                     received in the pending deposit message
                                     described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global
                                     Security in the appropriate (daily or
                                     weekly) bond report published by Standard
                                     & Poor's Corporation.

                                     Regular Record Dates.  The Regular Record
                                     Date with respect to any Interest Payment
                                     Date shall be the date fifteen calendar
                                     days immediately preceding such Interest
                                     Payment Date (whether or not a Business
                                     Date).

                                     Interest Payment Dates on Fixed Rate
                                     Book-Entry Notes.  Unless otherwise
                                     specified pursuant to Settlement Procedure
                                     "A" below, interest payments on Fixed Rate
                                     Book-Entry

                                     Notes will be made semiannually on June 1 and December 1 of each year and at Maturity; provided, however, that if an Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided further, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                     Interest Payment Dates on Floating Rate
                                     Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Book- Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                     Notice of Interest Payment and Regular
                                     Record Dates. On the first Business Day of January, April, July and October of each year, Chemical will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, Chemical, as Calculation Agent, will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

Calculation of                       Fixed Rate Book-Entry Notes.  Interest
Interest:                            on Fixed Rate Book-Entry Notes (including
                                     interest for partial periods) will be
                                     calculated on the basis of a 360-day year of twelve 30-day months.

                                     Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of                          Payment of Interest Only.  Promptly
Principal and                        after each Regular Record Date, Chemical
Interest:                            will deliver to the Company and DTC a
                                     written notice setting forth, by CUSIP
                                     number, the amount of interest to be paid on each Global Security on the following
                                     Interest Payment Date (other than an
                                     Interest Payment Date coinciding with
                                     Maturity) and the total of such amounts.
                                     DTC will confirm the amount payable on each

                                     Global Security on such Interest Payment
                                     Date by reference to the appropriate
                                     (daily or weekly) bond reports published by Standard & Poor's Corporation. The Company will pay to Chemical, as paying agent, the total amount of interest due on such Interest Payment Date (other than at Maturity), and Chemical will pay such amount to DTC, at the times and in the manner set forth below under "Manner of Payment". If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                                     Payments at Maturity.  On or about the
                                     first Business Day of each month, Chemical will deliver to the Company, DTC and the Trustee a written list of principal and interest to be paid on each Global Security maturing (on a Maturity or Redemption Date or otherwise) in the following month. Chemical, the Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. On or before Maturity, the Company will pay to Chemical, as paying agent, the principal amount of such Global Security, together with interest due at such Maturity. Chemical will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Global Security representing Book- Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company. On the first Business Day of each month, Chemical will deliver to the Trustee a written statement indicating the total principal amount of Outstanding Global Securities as of the immediately preceding Business Day. If the Maturity of a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

                                     Manner of Payment.  The total amount of
                                     any principal and interest due on Global
                                     Securities on any Interest Payment Date or at Maturity shall be paid by the Company to Chemical in immediately available funds no later than such time required by Chemical on such date. The Company will make such payment on such Global Securities by wire transfer or automated clearing house to Chemical. The Company will confirm any such instructions in writing to Chemical. Prior to 10 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, Chemical will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on a Global Security on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between Chemical and DTC. On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. None of the Company (as issuer or as paying agent), the Trustee or Chemical shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                     Withholding Taxes.  The amount of any
                                     taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon                      Company Notice to Trustee Regarding
Company's                            Exercise of Optional Redemption.
Exercise of                          At least 45 days prior to the date on
Optional                             which it intends to redeem a Book-
Redemption:                          Entry Note, the Company will notify the
                                     Trustee that it is exercising such option with respect to such Book-Entry Note on such date.

                                     Trustee Notice to DTC Regarding Company's
                                     Exercise of Optional Redemption.  After
                                     receipt of notice that the Company is
                                     exercising its option to redeem a
                                     Book-Entry Note, the Trustee will, at
                                     least 30 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book- Entry Note by CUSIP number and informing DTC of the Company's exercise of such option with respect to such Book-Entry Note.

                                     Deposit of Redemption Price. On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof which are to be repaid on such redemption date. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate                   The Company and the Agents will discuss
Setting and                          from time to time the aggregate principal
Posting:                             amount of, the  issuance price of, and the
                                     interest rates to be borne by, Book-Entry
                                     Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and                       Unless otherwise instructed by the
Rejection of                         Company, each Agent will advise the
Orders:                              Company promptly by telephone of all
                                     orders to purchase Book-Entry Notes
                                     received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion.
                                     Unless otherwise agreed by the Company
                                     and the Agents, the Company has the right to accept orders to purchase Book-Entry
                                     Notes and may reject any such orders in
                                     whole or in part.

Preparation of                       If any order to purchase a Book-Entry
Pricing                              Note is accepted by or on behalf of
Supplement:                          the Company, the Company will prepare a
                                     pricing supplement (a "Pricing
                                     Supplement") reflecting the applicable
                                     interest rates and other terms of such
                                     Book-Entry Note and will arrange
                                     to have copies thereof filed with the
                                     Commission in accordance with the
                                     applicable paragraph of Rule 424(b) under the Act and will supply one copy thereof
                                     (and additional copies if requested) to
                                     the Agent which presented the order (the
                                     "Presenting Agent"). The Presenting Agent will cause a Prospectus and Pricing
                                     Supplement to be delivered to the
                                     purchaser of such Book-Entry Note.

                                     In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use.
                                     Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of                        The Company reserves the right, in its
Solicitation;                        sole discretion, to instruct the
Amendment or                         Agents to suspend at any time, for any
Supplement:                          period of time or permanently, the
                                     solicitation of orders to purchase
                                     Book-Entry Notes.  Upon receipt of such
                                     instructions, the Agents will forthwith
                                     suspend solicitation until such time as
                                     the Company has advised them that such
                                     solicitation may be resumed.

                                     In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents, the Trustee and Chemical whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                                     If the Company decides to amend or
                                     supplement the Registration Statement (as defined in the Agency Agreement) or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any such supplement to the Prospectus relating to the Notes. The Company will provide the Agents, the Trustee and Chemical with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedures For                       When the Company has determined to
Rate Changes:                        change the interest rates of Book-Entry
                                     Notes being offered, it will promptly
                                     advise the Agents and the Agents will
                                     forthwith suspend solicitation of orders.
                                     The Agents will telephone the Company
                                     with recommendations as to the changed
                                     interest rates.  At such time as the
                                     Company has advised the Agents of the
                                     new interest
                                     rates, the Agents may resume solicitation of orders. Until such time only
                                     "indications of interest" may be recorded.

Delivery of                          A copy of the Prospectus and a Pricing
Prospectus:                          Supplement relating to a Book-Entry Note
                                     must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agents between the time an order for a Book-Entry
                                     Note is placed and the time written
                                     confirmation thereof is sent by the
                                     Presenting Agent to a customer or his
                                     agent, such confirmation shall be
                                     accompanied by a Prospectus and Pricing
                                     Supplement setting forth the terms in
                                     effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement" above, the Presenting Agent will deliver a Prospectus and Pricing
                                     Supplement as herein described with
                                     respect to each Book-Entry Note sold by
                                     it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than an Agent).

Confirmation:                        For each order to purchase a Book-Entry
                                     Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                          The receipt by the Company of immediately
                                     available funds in payment for a
                                     Book-Entry Note and the authentication
                                     and issuance of the Global Security
                                     representing such Book-Entry Note shall constitute "settlement" with respect to such Book-Entry Note. All orders accepted by the Company will be settled on the fifth
                                     Business Day following the date of sale of such Book-Entry Note pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement                           Settlement Procedures with regard to
Procedures:                          each Book-Entry Note sold by the
                                     Company through any Agent, as agent, shall be as follows:

                                     A.     The Presenting Agent will advise
                                            the Company by telephone of the
                                            following settlement information:

                                            1.    Principal amount.

                                            2.    Maturity Date.

                                            3.    In the case of a Fixed Rate
                                                  Book-Entry Note, the interest
                                                  rate or, in the case of a
                                                  Floating Rate Book-Entry
                                                  Note, the Base Rate,
                                                  initial interest rate (if
                                                  known at such time), Index
                                                  Maturity, Interest Reset
                                                  Period, Interest Reset Dates,
                                                  Spread or Spread Multiplier
                                                  (if any), Minimum Interest
                                                  Rate (if any) and Maximum
                                                  Interest Rate (if any).

                                            4.    Interest Payment Dates and the
                                                  Interest Payment Period.

                                            5.    Redemption, repayment and
                                                  extension provisions, if any.

                                            6.    Settlement date.

                                            7.    Price.

                                            8.    Presenting Agent's commission,
                                                  determined as provided in
                                                  Section 2 of the Agency
                                                  Agreement.

                                            9.    Whether such Book-Entry Note
                                                  is issued at an original issue
                                                  discount and, if so, the
                                                  total amount of OID, the
                                                  yield to maturity and the
                                                  initial accrual period OID.

                                     B.     The Company will assign a CUSIP
                                            number to the Global Security
                                            representing
                                            such Book-Entry Note and then
                                            advise Chemical by telephone
                                            (confirmed in writing at any
                                            time on the same date) or electronic
                                            transmission of the information set
                                            forth in Settlement Procedure "A"
                                            above, such CUSIP number and the
                                            name of the Presenting Agent.  The
                                            Company will also notify the
                                            Presenting Agent by telephone of
                                            such CUSIP number as soon as
                                            practicable.  Each such
                                            communication by the Company shall
                                            constitute a representation and
                                            warranty by the Company to Chemical,
                                            the Trustee and the Presenting Agent
                                            that (i) such Note is then, and at
                                            the time of issuance and sale
                                            thereof will be, duly authorized for
                                            issuance and sale by the Company,
                                            (ii) such Note, and the Global
                                            Security representing such Note,
                                            will conform with the terms of the
                                            Indenture for such Note, and (iii)
                                            upon authentication and delivery of
                                            such Global Security, the aggregate
                                            initial offering price of all Notes
                                            issued under the Indenture will not
                                            exceed $350,000,000 (except for
                                            Book-Entry Notes represented by
                                            Global Securities authenticated and
                                            delivered in exchange for or in lieu
                                            of Global Securities pursuant to the
                                            Indenture and except for
                                            Certificated Notes authenticated and
                                            delivered upon registration of
                                            transfer of, in exchange for, or in
                                            lieu of Certificated Notes pursuant
                                            to any such Section).

                                     C.     Chemical will enter a pending
                                            deposit message through DTC's
                                            Participant Terminal System
                                            providing the following settlement
                                            information to DTC (which shall
                                            route such information to Standard
                                            & Poor's Corporation), the
                                            Presenting Agent and, upon request,
                                            the Trustee:

                                            1.     The information set forth in
                                                   Settlement Procedure "A".

                                            2.     Identification as a Fixed
                                                   Rate Book-Entry Note or a
                                                   Floating Rate Book-Entry
                                                   Note.

                                            3.     Initial Interest Payment Date
                                                   for such Book-Entry Note,
                                                   number of days by which such
                                                   date succeeds the related
                                                   Regular Record Date and
                                                   amount of interest payable on
                                                   such Interest Payment Date.

                                            4.     The Interest Payment Period.

                                            5.     CUSIP number of the Global
                                                   Security representing such
                                                   Book-Entry Note.

                                            6.     Whether such Global Security
                                                   will represent any other
                                                   Book-Entry Note (to the
                                                   extent known at such time).

                                     D.     To the extent the Company has not
                                            already done so, the Company will
                                            deliver to Chemical a Global
                                            Security in a form that has been
                                            approved by the Company, the Agents
                                            and the Trustee.

                                     E.     Chemical will complete such
                                            Book-Entry Note, stamp the
                                            appropriate legend, as instructed
                                            by DTC, if not already set forth
                                            thereon, and authenticate the
                                            Global Security representing such
                                            Book-Entry Note.

                                     F.     DTC will credit such Book-Entry
                                            Note to Chemical's participant
                                            account at DTC.

                                     G.     Chemical will enter an SDFS deliver
                                            order through DTC's Participant
                                            Terminal System instructing DTC to
                                            (i) debit such Book-Entry Note to
                                            Chemical's participant account and
                                            credit such Book-Entry Note to the
                                            Presenting Agent's participant
                                            account and (ii) debit the
                                            Presenting Agent's settlement
                                            account and credit Chemical's
                                            settlement account for an amount
                                            equal to the price of such Book-
                                            Entry Note less the Presenting
                                            Agent's commission.  The entry of
                                            such a deliver order shall
                                            constitute a representation and
                                            warranty by Chemical
                                            to DTC that (i) the Global Security
                                            representing such Book-Entry Note
                                            has been issued and authenticated
                                            and (ii) Chemical is holding such
                                            Global Security pursuant to the
                                            Medium-Term Note Certificate
                                            Agreement between Chemical and DTC.

                                     H.     The Presenting Agent will enter an
                                            SDFS deliver order through DTC's
                                            Participant Terminal System
                                            instructing DTC (i) to debit such
                                            Book-Entry Note to the Presenting
                                            Agent's participant account and
                                            credit such Book-Entry Note to the
                                            participant accounts of the
                                            Participants with respect to such
                                            Book-Entry Note and (ii) to debit
                                            the settlement accounts of such
                                            Participants and credit the
                                            settlement account of the
                                            Presenting Agent for an amount
                                            equal to the price of such
                                            Book-Entry Note.

                                     I.     Transfers of funds in accordance
                                            with SDFS deliver orders described
                                            in Settlement Procedures "G" and
                                            "H" will be settled in accordance
                                            with SDFS operating procedures in
                                            effect on the settlement date.

                                     J.     Chemical will, upon receipt of
                                            funds from the Presenting Agent in
                                            accordance with Settlement
                                            Procedure "G", credit to an account
                                            of the Company maintained at
                                            Chemical funds available for
                                            immediate use in the amount
                                            transferred to Chemical in
                                            accordance with Settlement
                                            Procedure "G".

                                     K.     The Presenting Agent will confirm
                                            the purchase of such Book-Entry
                                            Note to the purchaser either by
                                            transmitting to the Participants
                                            with respect to such Book-Entry
                                            Note a confirmation order or orders
                                            through DTC's institutional
                                            delivery system or by mailing a
                                            written confirmation to such
                                            purchaser.

Settlement                           For orders of Book-Entry Notes
Procedures                           solicited by any Agent and accepted by
Timetable:                           the Company for settlement on the first

                                     Business Day after the sale date,
                                     Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                                     Settlement
                                     Procedure                  Time
                                     ---------                  ----
                                        A              11:00 A.M.   on the sale
                                                                    date
                                        B              12:00 Noon   on the sale
                                                                    date
                                        C               2:00 P.M.   on the sale
                                                                    date
                                        D               3.00 P.M.   on the Business
                                                                    Day before
                                                                    settlement
                                        E               9:00 A.M.   on settlement
                                                                    date
                                        F              10:00 A.M.   on settlement
                                                                    date
                                        G-H             2:00 P.M.   on settlement
                                                                    date
                                        I               4:45 P.M.   on settlement
                                                                    date
                                        J-K             5:00 P.M.   on settlement
                                                                    date

                                     If a sale is to be settled more than one
                                     Business Day after the sale date,
                                     Settlement Procedures "A", "B" and "C"
                                     shall be completed as soon as practicable but no later than 11:00 A.M. and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 P.M. on the Business Day before the settlement date, respectively. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

                                     If settlement of a Book-Entry Note is
                                     rescheduled or cancelled, Chemical will
                                     deliver to DTC, through DTC's Participant
                                     Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:                   If Chemical fails to enter an SDFS deliver
                                     order with respect to a Book-Entry Note
                                     pursuant to Settlement Procedure "G",
                                     Chemical may deliver to DTC, through DTC's
                                     Participant Terminal System, as soon as
                                     practicable, a withdrawal message
                                     instructing DTC to debit such Book-Entry
                                     Note to Chemical's participant account.
                                     DTC will process the withdrawal message, provided that Chemical's participant account contains a principal amount of the Global Security representing such
                                     Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will cancel such Global Security in accordance with the Indenture and so advise the Company and Chemical, and Chemical will make appropriate entries in its records.
                                     The CUSIP number assigned to such Global
                                     Security shall, in accordance with CUSIP
                                     Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global
                                     Security, Chemical will exchange such
                                     Book-Entry Note for two Global Securities, one of which shall represent such Book-Entry Notes and shall be cancelled immediately after issuance and the other of which shall represent the other Book-Entry
                                     Notes previously represented by the
                                     surrendered Global Security and shall bear the CUSIP number of the surrendered Global
                                     Security.

                                     If the purchase price for any Book-Entry
                                     Note is not timely paid to the
                                     Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, Chemical will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or Chemical, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                                     Notwithstanding the foregoing, upon any
                                     failure to settle with respect to a
                                     Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, Chemical will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustee and Chemical                 Nothing herein shall be deemed to
Not to Risk Funds:                   require the Trustee or Chemical to risk or
                                     expend its own funds in connection with
                                     any payment to the Company, DTC, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee or Chemical to the Company, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee or Chemical for such purpose.

Authenticity of                      The Company will cause the Trustee to
Signatures:                          furnish Chemical and the Agents from time
                                     to time with the specimen signatures of
                                     each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Book-Entry Notes, but neither Chemical nor any Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Book- Entry Note.

Periodic Statements                  Periodically, Chemical will send to the
from Chemical:                       Company a statement setting forth the
                                     principal amount of Book-Entry Notes
                                     Outstanding as of that date and setting
                                     forth a brief description of any sales of Book-Entry Notes which the Company has advised Chemical but which have not yet been settled.

                                    PART II

                Administrative Procedures for Certificated Notes

         Chemical will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:                            Each Certificated Note will be dated and
                                     issued as of the date of its
                                     authentication by the Trustee.  Each
                                     Certificated Note will bear an Original
                                     Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated
                                     Note (or portion thereof) issued
                                     subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated
                                     Note, the Original Issue Date of the
                                     predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note.

Registration:                        Certificated Notes will be issued only in
                                     fully registered form without coupons.

Transfers and                        A Certificated Note may be presented
for Exchanges:                       for transfer or exchange at the principal
                                     corporate trust office in the City of New
                                     York of Chemical. Certificated Notes will be exchangeable for other Certificated
                                     Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:                          Each Certificated Note will mature on a
                                     date not less than nine months after the settlement date for such Note. A Floating
                                     Rate Certificated Note will mature only on an Interest Payment Date for such Note. Any Note denominated in Japanese yen will mature on a date not less than one year from the Original Issue Date (as defined below) for such Note. Any Note denominated in Pounds Sterling will mature on a date not less than one year, nor more than five years, after its Original Issue
                                     Date.

Denominations:                       The denomination of any Certificated Note
                                     denominated in U.S. dollars will be a
                                     minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of

                                     Certificated Notes denominated in any
                                     other currency will be specified pursuant to "Settlement Procedures" below.

Interest:                            General.  Interest, if any, on each
                                     Certificated Note will accrue from the
                                     original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the applicable Pricing Supplement. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Regular Record Date immediately preceding the Interest Payment
                                     Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate
                                     Certificated Note occurring on the 31st
                                     day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                                     Regular Record Dates.  The Regular Record
                                     Dates with respect to any Interest Payment
                                     Date shall be the date fifteen calendar
                                     days immediately preceding such Interest
                                     Payment Date (whether or not a Business
                                     Day).

                                     Fixed Rate Certificated Notes.  Unless
                                     otherwise specified pursuant to Settlement
                                     Procedure "A" below, interest payments on Fixed Rate Certificated Notes will be made semi-annually on June 1 and December 1 of each year and at Maturity; provided, however, that if any Interest Payment Date for a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided further, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                     Floating Rate Certificated Notes.
                                     Interest payments will be made on Floating
                                     Rate Certificated Notes monthly,
                                     quarterly, semi-annually or annually.
                                     Interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for a Floating Rate Certificated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of                       Fixed Rate Certificated Note.  Interest
Interest:                            on Fixed Rate Certificated Notes
                                     (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

                                     Floating Rate Certificated Notes.
                                     Interest rates on Floating Rate
                                     Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Payments of                          Interest, if any, on each Certificated
Principal and                        Note will be calculated and paid in
Interest:                            the manner described in such Note and in
                                     the Prospectus, as supplemented by the
                                     applicable Pricing Supplement.  Unless
                                     otherwise provided in the Indenture or
                                     the Certificated Note, the first payment of interest on any Certificated Note originally issued between a Record Date and an Interest Payment Date will be made on the next succeeding Interest Payment Date.
                                     Interest payable at the Maturity of a
                                     Certificated Note will be payable to the Person to whom the principal of such Note is payable. Unless other arrangements are made, all interest payments (excluding interest payments made on the Maturity
                                     Date) will be made by check mailed to the person entitled thereto as provided above;
                                     provided, however, that the holder of
                                     $10,000,000 (or the equivalent thereof in other currencies) or more of Certificated
                                     Notes with similar tenor and terms will be entitled to receive payment by wire transfer or automated clearing house in U.S. dollars.

                                     Within 10 days following each Record Date, the Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

                                     Chemical will be responsible for
                                     withholding taxes on interest paid on
                                     Certificated Notes as required by
                                     applicable law.

                                     If the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

Procedures upon                      Company Notice to Trustee Regarding
Company's                            Exercise of Optional Redemption.  At
Exercise of                          least 45 days prior to the date on which
Optional                             it intends to redeem a Certificated Note,
Redemption:                          the Company will notify the Trustee that
                                     it is exercising such option with respect to such Certificated Note on such date.

                                     Trustee Notice to Holders Regarding
                                     Company's Exercise of Optional Redemption.
                                     After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, at least 30 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

                                     Deposit of Redemption Price. On or before any redemption date, the Company shall deposit with such Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Certificated Notes or portions thereof and which are to be repaid on such redemption date. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedure for Rate                   The Company and the Agents will discuss
Setting and                          from time to time the aggregate principal
Posting:                             amount of, the issuance price of, and the
                                     interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and                       Unless otherwise instructed by the
Rejection of Orders:                 Company, each Agent will advise the
                                     Company promptly by telephone of all
                                     orders to purchase Certificated
                                     Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agents, the Company has the sole right to accept orders to purchase Certificated
                                     Notes and may reject any such orders in
                                     whole or in part.  Before accepting any
                                     order to purchase a Certificated Note to be settled in less than three Business
                                     Days, the Company shall verify that the
                                     Trustee will have adequate time to prepare and authenticate such Note.

Preparation of                       If any order to purchase a Certificated
Pricing                              Note is accepted by or on behalf of the
Supplement:                          Company, the Company will prepare a
                                     pricing supplement (a "Pricing
                                     Supplement") reflecting the interest
                                     rates and other terms of such Certified
                                     Note and will arrange to have copies
                                     thereof filed with the Commission in
                                     accordance with the applicable paragraph of Rule 424(b) under the Act and will supply one copy thereof (and additional copies if requested) to the Agent which presented the order (the "Presenting
                                     Agent"). The Presenting Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Certificated Note.

                                     In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of                        The Company reserves the right, in
Solicitation;                        its sole discretion, to instruct the
Amendment or                         Agents to suspend at any time for any
Supplement:                          period of time or permanently, the
                                     solicitation of orders to purchase
                                     Certificated Notes.  Upon receipt of
                                     such instructions, the Agents will
                                     forthwith suspend solicitation until such time as the Company has advised them that such solicitation may be resumed.

                                     In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agents, the Trustee and Chemical whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

                                     If the Company decides to amend or
                                     supplement the Registration Statement or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Agency Agreement. Subject to the provisions of the Agency Agreement, the Company may file with the Commission any supplement to the Prospectus relating to the Notes. The Company will provide the Agents, the Trustee and Chemical with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

Procedure for                        When the Company has determined to
Rate Changes:                        change the interest rates of Certificated
                                     Notes being offered, it will promptly
                                     advise the Agents and the Agents will
                                     forthwith suspend solicitation of orders.
                                     The Agents will telephone the Company
                                     with recommendations as to the changed
                                     interest rates.  At such time as the
                                     Company has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only "indications of interest" may be recorded.

Delivery of                          A copy of the Prospectus and a Pricing
Prospectus:                          Supplement relating to a Certificated Note
                                     must accompany or precede the earliest of any written offer of such Certificated
                                     Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agents between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing
                                     Supplement setting forth the terms in
                                     effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement" above, the Presenting Agent will deliver a Prospectus and Pricing
                                     Supplement as herein described with
                                     respect to each Certificated Note sold by it. The Company will make such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than any Agent).

Confirmation:                        For each order to purchase a Certificated
                                     Note solicited by any Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                          The receipt by the Company of immediately
                                     available funds in exchange for an
                                     authenticated Certificated Note delivered to the Presenting Agent and the Presenting Agent's delivery of such
                                     Certificated Note against receipt of
                                     immediately available funds shall, with
                                     respect to such Certificated Note,
                                     constitute "settlement".  All orders
                                     accepted by the Company will be settled on the fifth Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement                           Settlement Procedures with regard to
Procedures:                          each Certificated Note sold by the Company
                                     through any Agent, as agent, shall be as follows:

                                     A.     The Presenting Agent will advise
                                            the Company by telephone of the
                                            following settlement information,
                                            in time for the Trustee to prepare
                                            and authenticate the required Note:

                                            1.     Name in which such
                                                   Certificated Note is to be
                                                   registered ("Registered
                                                   Owner").

                                            2.     Address of the Registered
                                                   Owner and address for
                                                   payment of principal and
                                                   interest.

                                            3.     Taxpayer identification
                                                   number of the Registered
                                                   Owner (if available).

                                            4.     Principal amount.

                                            5.     Maturity Date.

                                            6.     In the case of a Fixed Rate
                                                   Certificated Note, the
                                                   interest rate or, in the case
                                                   of a Floating Rate
                                                   Certificated Note, the
                                                   initial interest rate (if
                                                   known at such time), Base
                                                   Rate, Index Maturity,
                                                   Interest Reset Period,
                                                   Interest Reset Dates, Spread
                                                   or Spread Multiplier (if
                                                   any), Minimum Interest Rate
                                                   (if any) and Maximum Interest
                                                   Rate (if any).

                                            7.     Interest Payment Dates and
                                                   the Interest Payment Period.

                                            8.     Specified Currency and
                                                   whether the option to elect
                                                   payment in a Specified
                                                   Currency applies and if the
                                                   Specified Currency is not
                                                   U.S. dollars, the authorized
                                                   denominations.

                                            9.     Redemption, repayment or
                                                   extension provisions, if any.

                                            10.    Settlement date.

                                            11.    Price (including currency).

                                            12.    Presenting Agent's
                                                   commission, determined as
                                                   provided in Section 2 of
                                                   the Agency Agreement.

                                            13.    Whether such Certificated
                                                   Note is issued at an original
                                                   issue discount, and, if so,
                                                   the total amount of OID, the
                                                   yield to maturity and the
                                                   initial accrual period OID.

                                     B.     The Company will advise Chemical by
                                            telephone (confirmed in writing at
                                            any time on the sale date) or
                                            electronic
                                            transmission  of the information
                                            set forth in Settlement Procedure
                                            "A" above and the name of the
                                            Presenting Agent.

                                     C.     The Company will deliver to
                                            Chemical a pre-printed five-ply
                                            packet for such Certificated Note,
                                            which packet will contain the
                                            following documents in forms that
                                            have been approved by Company, the
                                            Agents and the Trustee:

                                            1.     Certificated Note with
                                                   customer confirmation.

                                            2.     Stub One - For Trustee.

                                            3.     Stub Two - For the Presenting
                                                   Agent.

                                            4.     Stub Three - For the Company.

                                            5.     Stub Four - For the
                                                   Authenticating Agent.

                                     D.     Chemical will complete such
                                            Certificated Note and will
                                            authenticate such Certificated Note
                                            and deliver it (with the
                                            confirmation) and Stubs One and Two
                                            to the Presenting Agent, all in
                                            accordance with the written
                                            directions (or oral instructions
                                            confirmed in writing on the next
                                            Business Day) of the Company, and
                                            the Presenting Agent will
                                            acknowledge receipt of the Note by
                                            stamping or otherwise marking Stub
                                            One and returning it to the
                                            Trustee.  Such delivery will be
                                            made only against such
                                            acknowledgment of receipt.  In the
                                            event that the instructions given
                                            by the Presenting Agent for payment
                                            to the account of the Company are
                                            revoked, the Company will as
                                            promptly as possible wire transfer
                                            to the account of the Presenting
                                            Agent an amount of immediately
                                            available funds equal to the amount
                                            of such payment made.

                                     E.     The Presenting Agent will deliver
                                            such Certificated Note (with the
                                            confirmation) to the customer
                                            against payment in immediately
                                            payable funds.  The Presenting
                                            Agent will obtain the
                                            acknowledgement of receipt of such
                                            Certificated Note by retaining Stub
                                            Two.

                                     F.     Chemical will send Stub Three to
                                            the Company by first-class mail and
                                            retain Stub Four for its records.

Settlement                           For orders of Certificated Notes
Procedures                           solicited by any Agent, as agent, and
Timetable:                           accepted by the Company, Settlement
                                     Procedures "A" through "F" set forth above shall be completed on or before the respective times (New York City time) set forth below:

                                     Settlement
                                     Procedure                  Time
                                     ---------                  ----
                                       A               2:00 P.M.   on the day
                                                                   before
                                                                   settlement
                                       B-C             3:00 P.M.   on the Business
                                                                   Day before
                                                                   settlement
                                       D               2:15 P.M.   on settlement
                                                                   date
                                       E               3:00 P.M.   on settlement
                                                                   date
                                       F               5:00 P.M.   on settlement
                                                                   date

Failure to                           If a purchaser fails to accept
Settle:                              delivery of and make payment for any
                                     Certificated Note, the Presenting Agent
                                     will notify the Company and Chemical by
                                     telephone and return such  Certificated
                                     Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Presenting
                                     Agent an amount equal to the amount
                                     previously credited to the account of
                                     Company in respect of such Certificated
                                     Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by the Presenting
                                     Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Presenting Agent or Chemical, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will cancel such Certificated Note in accordance with the Indenture and so advise the Company and Chemical, and Chemical will make appropriate entries in its records.

Trustee and Chemical                 Nothing herein shall be deemed to
Not to Risk Funds:                   require the Trustee or Chemical to risk or
                                     expend its own funds in connection with
                                     any payment to the Company, the Agents or the purchaser, it being understood by all parties that payments made by the Trustee or Chemical to the Company, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee or Chemical for such purpose.

Authenticity of                      The Company will cause the Trustee to
Signatures:                          furnish Chemical and the Agents from time
                                     to time with the specimen signatures of
                                     each of the Trustee's officers, employees or agents who has been authorized by the Trustee to authenticate Certificated
                                     Notes, but neither Chemical nor any Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Certificated Note.

Periodic Statements                  Periodically, Chemical will send to
from Chemical:                       the Company a statement setting forth the
                                     principal amount of Certificated Notes
                                     Outstanding as of that date and setting
                                     forth a brief description of any sales of Certificated Notes which the Company has advised Chemical but which have not yet been settled.

                                                                       EXHIBIT B

                             JOHNSON CONTROLS, INC.

                          Medium Term Notes, Series C

                                Due Nine Months
                           or More from Date of Issue

                                TERMS AGREEMENT


                                                                         , 199




Attention:

         Subject in all respects to the terms and conditions of the Selling
Agency Agreement (the "Agreement") dated              , 1995, between Salomon
Brothers Inc, J.P. Morgan Securities Inc., Lehman Brothers, Lehman Brothers Inc. and BA Securities, Inc., and you, the undersigned agrees to purchase the following Notes of Johnson Controls, Inc.

[Add additional terms as may be needed to identify Notes.]

[Specified Currency]:

Aggregate Principal Amount:                    $

Interest Rate:

Date of Maturity:

Interest Payment Dates:

Regular Record Dates:

Discount or Commission:                        % of Principal Amount

Purchase Price:                                % of Principal Amount [plus
                                               accrued interest from, 199  ]

Purchase Date and Time:

Place for Delivery of Notes
and Payment Therefor:

Method of Payment:

Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(m) of the Agreement:



                                           [Purchaser]


                                           By:
                                              --------------------------


Accepted:

Johnson Controls, Inc.


By:
   --------------------------
   Title: